Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3


Name of Fund:	Goldman Sachs Strategic Income Fund

Name of Underwriter or Dealer Purchased From:	Bank of America
Securities LLC Names of Underwriting Syndicate Members:	Bank
of America Securities LLC; Barclays Capital; Credit Suisse Securities USA LLC; Goldman, Sachs & Co.; JP Morgan Securities; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; Mitsubishi UFJ Securities USA Inc.; RBC Capital Markets; Scotia Capital Inc.; SunTrust Robinson Humphrey Inc.

Name of Issuer:	Davita Inc.
Title of Security:	DVA6 3/8 11/18-16
Date of First Offering:	10/5/2010
Dollar Amount Purchased:	500,000
Number of Shares or Par Value of Bonds Purchased:	500,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Securities LLC
Names of Underwriting Syndicate Members:	Bank of America
Securities LLC; Barclays Capital; Credit Suisse Securities USA LLC; Goldman, Sachs & Co.; JP Morgan Securities; Wells Fargo Securities LLC; Credit Agricole Securities USA Inc.; Mitsubishi UFJ Securities USA Inc.; RBC Capital Markets; Scotia Capital Inc.; SunTrust Robinson Humphrey Inc.
Name of Issuer:	Davita Inc.
Title of Security:	DVA6 3/8 11/18-16
Date of First Offering:	10/5/2010
Dollar Amount Purchased:	7,500,000
Number of Shares or Par Value of Bonds Purchased:	7,500,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	Bank of
America Securities LLC
Names of Underwriting Syndicate Members:	Bank of
America Securities LLC; Barclays Capital; Credit Suisse
Securities USA LLC; Goldman, Sachs & Co.; JP Morgan
Securities; Wells Fargo Securities LLC; Credit Agricole
Securities USA Inc.; Mitsubishi UFJ Securities USA Inc.;
RBC Capital Markets; Scotia Capital Inc.; SunTrust Robinson
Humphrey Inc.
Name of Issuer:	Davita Inc.
Title of Security:	DVA6 5/8 11/20-17
Date of First Offering:	10/5/2010
Dollar Amount Purchased:	5,750,000
Number of Shares or Par Value of Bonds Purchased:	5,750,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley
Names of Underwriting Syndicate Members:
Citi; Barclays; JP Morgan; Goldman, Sachs & Co.
Name of Issuer:	Metropolitan Pier Exposition
Title of Security:	MPNFAC
Date of First Offering:	10/7/2010
Dollar Amount Purchased:	33,827,150
Number of Shares or Par Value of Bonds Purchased:	35,000,000
Price Per Unit:	96.649
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:
MR Beal & Co.
Names of Underwriting Syndicate Members:
MR Beal & Co.; Bank of America Merrill Lynch;
Citigroup Global Markets; BB&T Capital Markets; Goldman,
Sachs & Co.
Name of Issuer:	New York Dormitory Authority Personal
Income Tax Revenue
Title of Security:	NYSHGR
Date of First Offering:	10/12/2010
Dollar Amount Purchased:	31,273,996
Number of Shares or Par Value of Bonds Purchased:	29,030,000
Price Per Unit:	105.598/114.321
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Bank of
America Merrill Lynch
Names of Underwriting Syndicate Members:	Bank of
America Merrill Lynch; Stone & Youngberg LLC; Wells Fargo
Securities; Barclays Capital; Goldman, Sachs & Co.
Name of Issuer:	California Department of Water Resources
Power Supply Revs.
Title of Security:	CASPWR
Date of First Offering:	10/13/2010
Dollar Amount Purchased:	38,121,722
Number of Shares or Par Value of Bonds Purchased:
34,470,000
Price Per Unit:	109.653/112.211/110.421
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global Markets
Inc.; Credit Suisse; Deutsche Bank Securities Inc.;
Goldman, Sachs & Co.; JP Morgan Securities; Morgan
Stanley; UBS Securities LLC; BMO Capital Markets Corp.
Name of Issuer:	Momentive Performance
Title of Security:	MOMENT9 1/2 01/21
Date of First Offering:	10/27/2010
Amount Purchased:	2,500,000
Number of Shares or Par Value of Bonds Purchased:	2,500,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
JPMorgan Securities
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Credit Suisse Securities USA LLC;
Deutsche Bank Securities Inc.; Goldman, Sachs & Co.;
JP Morgan Securities; Morgan Stanley; UBS Securities
LLC; BMO Capital Markets Corp
Name of Issuer:	Hexion US Finance Corp./Nova Scotia Finance
Title of Security:	HXN 9 11/15/20
Date of First Offering:	10/27/2010
Dollar Amount Purchased:	2,000,000
Number of Shares or Par Value of Bonds Purchased:
2,000,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Goldman, Sachs & Co.;
JP Morgan Securities; BB&T Corp; Citigroup Global Markets Inc.
Name of Issuer:	Rent-A-Center Inc.
Title of Security:	RCII 6 5/8 11/20
Date of First Offering:	10/28/2010
Dollar Amount Purchased:	2,000,000
Number of Shares or Par Value of Bonds Purchased:
2,000,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:	Citi
Names of Underwriting Syndicate Members:
Citi; Barclays; JP Morgan; Goldman, Sachs & Co.
Name of Issuer:	Orlando & Orange County Expressway
Title of Security:	ORLTRN
Date of First Offering:	11/1/2010
Dollar Amount Purchased:	21,034,224
Number of Shares or Par Value of Bonds Purchased:
20,640,000
Price Per Unit:	101.910
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Barclays Capital;
Citigroup Global Markets Inc.; Credit Suisse; Deutsche
Bank Securities Inc.; Goldman, Sachs & Co.; JP Morgan;
Morgan Stanley; Wells Fargo Securities LLC; Credit
Agricole Securities USA; Fifth Third Bank; Mizuho
Securities USA Inc.; Morgan Keegan & Co.; RBC Capital
Markets; RBS Securities Corp.; SMBC Securities;
SunTrust Robinson Humphrey
Name of Issuer:	HCA Holdings Inc.
Title of Security:	HCA7 3/4 05/15/21
Date of First Offering:	11/10/2010
Dollar Amount Purchased:	7,000,000
Number of Shares or Par Value of Bonds Purchased:
7,000,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Bank of America
Names of Underwriting Syndicate Members:
Barclays Capital; Goldman, Sachs & Co.; HSBC Securities;
JP Morgan Securities; Merrill Lynch Pierce Fenner &
Smith; BB&T Capital Markets; Fifth Third Securities Inc.;
PNC Capital Markets; RBC Capital Markets; Scotia Capital
Inc.; SunTrust Robinson Humphrey
Name of Issuer:	Hanesbrands Inc.
Title of Security:	HBI6 3/8 12/15/20
Date of First Offering:	11/4/2010
Dollar Amount Purchased:	10,125,000
Number of Shares or Par Value of Bonds Purchased:
10,125,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital
Names of Underwriting Syndicate Members:
Barclays Capital; JP Morgan; BB&T Capital Markets;
Goldman, Sachs & Co.; Lazard Capital Markets LLC;
SunTrust Robinson Humphrey; US Bancorp Investments Inc.
Name of Issuer:	Interline Brands Inc.
Title of Security:	IBI7 11/15/18-16
Date of First Offering:	11/4/2010
Dollar Amount Purchased:	50,000
Number of Shares or Par Value of Bonds Purchased:	50,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital
Names of Underwriting Syndicate Members:
Barclays Capital; JP Morgan; BB&T Capital Markets;
Goldman, Sachs & Co.; Lazard Capital Markets LLC;
SunTrust Robinson Humphrey; US Bancorp Investments Inc.
Name of Issuer:	Interline Brands Inc.
Title of Security:	IBI7 11/15/18-16
Date of First Offering:	11/4/2010
Dollar Amount Purchased:	2,125,000
Number of Shares or Par Value of Bonds Purchased:
2,125,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Barclays Capital;
Goldman, Sachs & Co.; UBS Securities LLC
Name of Issuer:	NCL Corp. Ltd.
Title of Security:	STRC 9 1/2 18-16
Date of First Offering:	11/4/2010
Dollar Amount Purchased:	2,000,000
Number of Shares or Par Value of Bonds Purchased:
2,000,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
RBS Securities
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Jefferies & Co.; JP Morgan
Securities Canada Inc.; Morgan Stanley; RBS
Securities Inc.; TD Securities
Name of Issuer:	Gateway Casinos & Entertainment Lt
Title of Security:	NEWGAM8 7/8 11/17
Date of First Offering:	11/4/2010
Dollar Amount Purchased:	6,000,000
Number of Shares or Par Value of Bonds Purchased:
6,000,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Goldman, Sachs & Co.; JP Morgan
Securities; ANZ Securities; BNP Paribas; Commerzbank AG;
Credit Agricole CIB; Credit Suisse Securities USA LLC;
DNB Nor Markets Inc.; HSBC Securities; Mitsubishi UFJ
Securities USA Inc.; PNC Capital Markets; RBS Securities
Inc.; Scotia Capital Inc.; SunTrust Robinson Humphrey
Name of Issuer:	Mylan Inc.
Title of Security:	MYL 6 11/15/18
Date of First Offering:	11/9/2010
Dollar Amount Purchased:	2,215,125
Number of Shares or Par Value of Bonds Purchased:
2,250,000
Price Per Unit:	98.450
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; JP Morgan Securities;
UBS Securities LLC; BB&T Capital Markets;
Robert W Baird & Co.; William Blair & Co LLC
Name of Issuer:	Polypore International
Title of Security:	PPO7 1/2 11/17-16
Date of First Offering:	11/10/2010
Dollar Amount Purchased:	9,375,000
Number of Shares or Par Value of Bonds Purchased:
9,375,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Barclays Capital;
Goldman, Sachs & Co.; JP Morgan Securities; Citigroup
Global Markets Inc.; Credit Suisse Securities USA LLC;
Deutsche Bank Securities Inc.; Morgan Stanley
Name of Issuer:	Dunkin Finance Corp.
Title of Security:	DUNKIN9 5/8 18-11
Date of First Offering:	11/15/2010
Dollar Amount Purchased:	536,825
Number of Shares or Par Value of Bonds Purchased:
545,000
Price Per Unit:	98.500
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	Credit Suisse
Names of Underwriting Syndicate Members:
Banca IMI; Bank of America Merrill Lynch; Barclays
Capital; BNP Paribas; Citigroup Global Markets Inc.;
Credit Agricole CIB; Credit Suisse Securities USA LLC;
Deutsche Bank Securities Inc.; Goldman, Sachs & Co.;
JP Morgan Securities; Morgan Stanley; Natixis/New York NY;
RBS Securities Corp.; UBS Securities LLC; UniCredit
Capital Markets Inc.
Name of Issuer:	Wind Acquisition Finance SA
Title of Security:	WINDIM7 1/4 02/18
Date of First Offering:	11/18/2010
Dollar Amount Purchased:	8,740,424
Number of Shares or Par Value of Bonds Purchased:
8,800,000
Price Per Unit:	99.323
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse
Names of Underwriting Syndicate Members:
Banca IMI; Bank of America Merrill Lynch; Barclays
Capital; BNP Paribas; Citigroup Global Markets Inc.;
Credit Agricole CIB; Credit Suisse Securities USA LLC;
Deutsche Bank Securities Inc.; Goldman, Sachs & Co.;
JP Morgan Securities; Morgan Stanley; Natixis/New York NY;
RBS Securities Corp.; UBS Securities LLC; UniCredit
Capital Markets Inc.
Name of Issuer:	Wind Acquisition Finance SA
Title of Security:	WINDIM7 1/4 02/18
Date of First Offering:	11/18/2010
Dollar Amount Purchased:	263,206
Number of Shares or Par Value of Bonds Purchased:	265,000
Price Per Unit:	99.323
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citi; JPMorgan;
Goldman, Sachs & Co.; Loop
Name of Issuer:	Texas Public Finance Auth Unemployment Comp
Title of Security:	TXSGEN
Date of First Offering:	11/23/2010
Dollar Amount Purchased:	18,140,604
Number of Shares or Par Value of Bonds Purchased:	16,725,000
Price Per Unit:	108.464
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Jefferies & Co.
Names of Underwriting Syndicate Members:
Barclays Capital; Credit Suisse; Goldman, Sachs & Co.;
Jefferies & Co.; JP Morgan Securities; ANZ Securities;
BB&T Corp.; Fifth Third Bank; HSBC Securities; PNC Bank;
Standard Bank; US Bancorp
Name of Issuer:	Brightstar Corp.
Title of Security:	BSTA 9 1/2 16-15
Date of First Offering:	11/23/2010
Dollar Amount Purchased:	6,000,000
Number of Shares or Par Value of Bonds Purchased:	6,000,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Citi
Names of Underwriting Syndicate Members:	Citi;
Barclays; JP Morgan; Goldman, Sachs & Co.
Name of Issuer:	IL Railsplitter Tobacco
Title of Security:	RAIGEN
Date of First Offering:	12/2/2010
Dollar Amount Purchased:	10,184,855
Number of Shares or Par Value of Bonds Purchased:
9,750,000
Price Per Unit:	103.341/105.638
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:	Citi
Names of Underwriting Syndicate Members:
Citi; Barclays; JP Morgan; Goldman, Sachs & Co.
Name of Issuer:	IL Railsplitter Tobacco
Title of Security:	RAIGEN
Date of First Offering:	12/2/2010
Dollar Amount Purchased:	6,306,915
Number of Shares or Par Value of Bonds Purchased:
6,375,000
Price Per Unit:	98.932
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Municipal Income Fund
Name of Underwriter or Dealer Purchased From:	Citi
Names of Underwriting Syndicate Members:
Citi; Barclays; JP Morgan; Goldman, Sachs & Co.
Name of Issuer:	IL Railsplitter Tobacco
Title of Security:	RAIGEN
Date of First Offering:	12/2/2010
Dollar Amount Purchased:	6,306,915
Number of Shares or Par Value of Bonds Purchased:
6,375,000
Price Per Unit:	98.932
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:	Citi
Names of Underwriting Syndicate Members:
Citi; Barclays; JP Morgan; Goldman, Sachs & Co.
Name of Issuer:	NY JFK Intl Air Terminal
Title of Security:	PORTRN
Date of First Offering:	12/3/2010
Dollar Amount Purchased:	9,791,000
Number of Shares or Par Value of Bonds Purchased:
10,000,000
Price Per Unit:	97.910
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:
Morgan Stanley; Citigroup Global Markets;
Bank of America Merrill Lynch; Loop Capital
Markets; Goldman, Sachs & Co.
Name of Issuer:	New York Urban Dev Corp Personal
Income Tax Rev
Title of Security:	NYSDEV
Date of First Offering:	12/3/2010
Dollar Amount Purchased:	9,233,360
Number of Shares or Par Value of Bonds Purchased:
8,000,000
Price Per Unit:	115.417
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Ltd.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Ltd.; Deutsche Bank AG
London; Goldman Sachs International; HSBC Bank PLC;
Bank of America Merrill Lynch; BMO Capital Markets Corp.;
Credit Agricole CIB
Name of Issuer:	Nalco Co.
Title of Security:	NLC6 5/8 01/19-17
Date of First Offering:	12/9/2010
Dollar Amount Purchased:	6,750,000
Number of Shares or Par Value of Bonds Purchased:
6,750,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Ltd.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Ltd.; Deutsche Bank AG London;
Goldman Sachs International; HSBC Bank PLC; Bank of
America Merrill Lynch; BMO Capital Markets Corp.;
Credit Agricole CIB
Name of Issuer:	Nalco Co.
Title of Security:	NLC6 5/8 01/19-17
Date of First Offering:	12/9/2010
Amount Purchased:	1,019,000
Number of Shares or Par Value of Bonds Purchased:
1,019,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Mitsubishi UFJ
Securities USA Inc.; RBS Securities Corp.;
Citigroup Global Markets Inc.; DNB Nor Markets Inc.;
Goldman, Sachs & Co.; JP Morgan Securities
Name of Issuer:	Life Technologies Corp.
Title of Security:	LIFE 5 01/15/21
Date of First Offering:	12/9/2010
Dollar Amount Purchased:	2,638,234
Number of Shares or Par Value of Bonds Purchased:
2,650,000
Price Per Unit:	99.556
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Mitsubishi UFJ
Securities USA Inc.; RBS Securities Corp.;
Citigroup Global Markets Inc.; DNB Nor Markets Inc.;
Goldman, Sachs & Co.; JP Morgan Securities
Name of Issuer:	Life Technologies Corp.
Title of Security:	LIFE 5 01/15/21
Date of First Offering:	12/9/2010
Dollar Amount Purchased:	597,336
Number of Shares or Par Value of Bonds Purchased:
600,000
Price Per Unit:	99.556
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities USA LLC
Names of Underwriting Syndicate Members:
Barclays Capital; Credit Suisse Securities USA LLC;
Goldman, Sachs & Co.
Name of Issuer:	Buccaneer Merger Sub Inc.
Title of Security:	SVR9 1/8 01/19-17
Date of First Offering:	12/16/2010
Dollar Amount Purchased:	2,000,000
Number of Shares or Par Value of Bonds Purchased:
2,000,000
Price Per Unit:	100.000
Resolution Approved:  	Approved at the
February 10, 2011 Board meeting.*

Name of Fund:	Goldman Sachs Enhanced Income Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Goldman, Sachs & Co.; JP Morgan Securities
Name of Issuer:	Nordea Bank
Title of Security:	NBHSSFloat 01/14
Date of First Offering:	1/11/2011
Dollar Amount Purchased:	6,550,000
Number of Shares or Par Value of Bonds Purchased:
6,550,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Bank of America Merrill Lynch;
Barclays Capital; Goldman, Sachs & Co.; JP Morgan Securities;
Wells Fargo Securities LLC; SunTrust Robinson Humphrey
Name of Issuer:	RSC Equip. Rent/RSC Holdings
Title of Security:	RRR8 1/4 02/21-19
Date of First Offering:	1/13/2011
Dollar Amount Purchased:	250,000
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Bank of America
Merrill Lynch; Barclays Capital; Goldman, Sachs & Co.;
JP Morgan Securities; Wells Fargo Securities LLC;
SunTrust Robinson Humphrey
Name of Issuer:	RSC Equip. Rent/RSC Holdings
Title of Security:	RRR8 1/4 02/21-19
Date of First Offering:	1/13/2011
Dollar Amount Purchased:	625,000
Number of Shares or Par Value of Bonds Purchased:
625,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Bank of America
Merrill Lynch; Barclays Capital; Goldman, Sachs & Co.;
JP Morgan Securities; Wells Fargo Securities LLC;
SunTrust Robinson Humphrey
Name of Issuer:	RSC Equip. Rent/RSC Holdings
Title of Security:	RRR8 1/4 02/21-19
Date of First Offering:	1/13/2011
Dollar Amount Purchased:	3,000,000
Number of Shares or Par Value of Bonds Purchased:
3,000,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Global Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital; BBVA; BNP Paribas; Citi; Santander;
Societe Generale
Names of Underwriting Syndicate Members:
Barclays Capital; BBVA; BNP Paribas; Citi; Santander;
Societe Generale; Goldman Sachs International
Name of Issuer:	Kingdom of Spain
Title of Security:	SPGB5.5 4/21
Date of First Offering:	1/17/2011
Amount Purchased:	1,428,955.20
Number of Shares or Par Value of Bonds Purchased:
1,440,000
Price Per Unit:	99.233
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
UBS Securities LLC
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan Securities;
Merrill Lynch Pierce Fenner & Smith; UBS Securities LLC;
Wells Fargo Securities LLC; Citigroup Global Markets Inc.;
JP Morgan Securities; Merrill Lynch Pierce Fenner & Smith;
UBS Securities LLC; Wells Fargo Securities LLC; Barclays Capital; Credit Agricole Securities USA Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Goldman, Sachs & Co.; Morgan Stanley & Co. Inc.; BNY Mellon Capital Markets LLC; KeyBanc Capital Markets; Moelis & Co.; PNC Capital Markets; RBS Securities Inc.; Scotia Capital Inc.; Sun Trust Robinson Humphrey
Name of Issuer:	HCP Inc.
Title of Security:	HCP5 3/8 02/21-20
Date of First Offering:	1/19/2011
Dollar Amount Purchased:	845,572
Number of Shares or Par Value of Bonds Purchased:	850,000
Price Per Unit:	99.479
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
UBS Securities LLC
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan Securities;
Merrill Lynch Pierce Fenner & Smith; UBS Securities LLC;
Wells Fargo Securities LLC; Citigroup Global Markets Inc.;
JP Morgan Securities; Merrill Lynch Pierce Fenner & Smith;
UBS Securities LLC; Wells Fargo Securities LLC; Barclays
Capital; Credit Agricole Securities USA Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Goldman,
Sachs & Co.; Morgan Stanley & Co. Inc.; BNY Mellon Capital Markets LLC; KeyBanc Capital Markets; Moelis & Co.; PNC Capital Markets; RBS Securities Inc.; Scotia Capital Inc.; Sun Trust Robinson Humphrey
Name of Issuer:	HCP Inc.
Title of Security:	HCP5 3/8 02/21-20
Date of First Offering:	1/19/2011
Dollar Amount Purchased:	1,815,492
Number of Shares or Par Value of Bonds Purchased:	1,825,000
Price Per Unit:	99.479
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan Securities;
Merrill Lynch Pierce Fenner & Smith; UBS Securities LLC;
Wells Fargo Securities LLC; Citigroup Global Markets Inc.;
JP Morgan Securities; Merrill Lynch Pierce Fenner & Smith;
UBS Securities LLC; Wells Fargo Securities LLC; Barclays
Capital; Credit Agricole Securities USA Inc.; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; Goldman,
Sachs & Co.; Morgan Stanley & Co. Inc.; BNY Mellon Capital
Markets LLC; KeyBanc Capital Markets; Moelis & Co.; PNC Capital Markets; RBS Securities Inc.; Scotia Capital Inc.; Sun Trust Robinson Humphrey
Name of Issuer:	HCP Inc.
Title of Security:	HCP5 3/8 02/21-20
Date of First Offering:	1/19/2011
Dollar Amount Purchased:	1,492,185
Number of Shares or Par Value of Bonds Purchased:	1,500,000
Price Per Unit:	99.479
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Global Income Fund
Name of Underwriter or Dealer Purchased From:	BNP Paribas
Names of Underwriting Syndicate Members:
BNP Paribas; Deutsche Bank AG; HSBC; JP Morgan; Bank of
China; Bank of America Merrill Lynch; Barclays Capital;
BayernLB; Citi; Credit Suisse; Goldman Sachs International;
Landesbank Baden-Wuerttemberg; Morgan Stanley; Natixis; Nomura;
Royal Bank of Scotland; Santander Central Hispano; Societe Generale;
UBS
Name of Issuer:	European Investment Bank
Title of Security:	EIB 2.125 01/14
Date of First Offering:	1/26/2011
Amount Purchased:	3,397,518
Number of Shares or Par Value of Bonds Purchased:	3,400,000
Price Per Unit:	99.927
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:
Barclays Capital; Goldman Sachs International
Name of Issuer:	Transnet Ltd.
Title of Security:	SAFTRA4 1/2 02/16
Date of First Offering:	2/3/2011
Dollar Amount Purchased:	4,126,885
Number of Shares or Par Value of Bonds Purchased:	4,150,000
Price Per Unit:	99.443
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:
Barclays Capital; Goldman Sachs International
Name of Issuer:	Transnet Ltd.
Title of Security:	SAFTRA4 1/2 02/16
Date of First Offering:	2/3/2011
Dollar Amount Purchased:	745,823
Number of Shares or Par Value of Bonds Purchased:	750,000
Price Per Unit:	99.443
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:
Barclays Capital; Goldman Sachs International
Name of Issuer:	Transnet Ltd.
Title of Security:	SAFTRA4 1/2 02/16
Date of First Offering:	2/3/2011
Dollar Amount Purchased:	3,301,508
Number of Shares or Par Value of Bonds Purchased:	3,320,000
Price Per Unit:	99.443
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital
Names of Underwriting Syndicate Members:
Barclays Capital; Goldman Sachs International
Name of Issuer:	Transnet Ltd.
Title of Security:	SAFTRA4 1/2 02/16
Date of First Offering:	2/3/2011
Dollar Amount Purchased:	1,541,367
Number of Shares or Par Value of Bonds Purchased:	1,550,000
Price Per Unit:	99.443
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	JP Morgan Securities
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; JP Morgan Securities; Scotia Capital Inc.
Name of Issuer:	Valeant Pharmaceuticals
Title of Security:	VRXCN 6 3/4 08/21
Date of First Offering:	2/3/2011
Dollar Amount Purchased:	10,500,000
Number of Shares or Par Value of Bonds Purchased:	10,500,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at
the June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Goldman, Sachs & Co.;
JP Morgan Securities; Morgan Stanley; UBS Securities LLC;
Barclays Capital; Deutsche Bank Securities Inc.; HSBC Securities
Name of Issuer:	Avaya Inc.
Title of Security:	AV 7 04/01/19
Date of First Offering:	2/8/2011
Dollar Amount Purchased:	16,125,000
Number of Shares or Par Value of Bonds Purchased:	16,125,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	Bank of America
Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Credit Suisse; Goldman,
Sachs & Co.; Macquarie Capital Partners LLC; Morgan Stanley
Name of Issuer:	Kraton Polymers LLC
Title of Security:	KRA6 3/4 03/19-17
Date of First Offering:	2/2/2011
Dollar Amount Purchased:	4,500,000
Number of Shares or Par Value of Bonds Purchased:	4,500,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	Citigroup and
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:	Goldman,
Sachs & Co.; Merrill Lynch Pierce Fenner & Smith; Mizuho
Securities USA Inc.
Name of Issuer:	Chinos Acquisition Corp.
Title of Security:	JCG8 1/8 03/01/19
Date of First Offering:	3/1/2011
Dollar Amount Purchased:	4,793,000
Number of Shares or Par Value of Bonds Purchased:	4,793,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:
Barclays Capital; Citigroup Global Markets Inc.; Deutsche
Bank Securities Inc.; Goldman, Sachs & Co.; JP Morgan;
Morgan Stanley
Name of Issuer:	GMAC Capital Trust I
Title of Security:	GMAC CAP TR I
Date of First Offering:	3/2/2011
Dollar Amount Purchased:	2,250,000
Number of Shares or Par Value of Bonds Purchased:	90,000
Price Per Unit:	25.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:
Barclays Capital; Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; Goldman, Sachs & Co.;
JP Morgan; Morgan Stanley
Name of Issuer:	GMAC Capital Trust I
Title of Security:	GMAC CAP TR I
Date of First Offering:	3/2/2011
Dollar Amount Purchased:	10,625,000
Number of Shares or Par Value of Bonds Purchased:	425,000
Price Per Unit:	25.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:
Barclays Capital; Credit Suisse Securities USA LLC;
Morgan Stanley & Co. Inc.; RBS Securities Inc.; UBS
Securities LLC; BBVA Securities Inc.; Citigroup Global
Markets Inc.; Credit Agricole Securities USA Inc.; Deutsche
Bank Securities Inc.; Goldman, Sachs & Co.; HSBC Securities;
JP Morgan Securities; Merrill Lynch Pierce Fenner & Smith; Mitsubishi UFJ Securities USA Inc.; Mizuho Securities USA
Inc.; Santander Investment Securities Inc.; US Bancorp
Investments Inc.
Name of Issuer:	DirecTV Holdings
Title of Security:	DTV3 1/2 03/01/16
Date of First Offering:	3/7/2011
Dollar Amount Purchased:	4,241,968
Number of Shares or Par Value of Bonds Purchased:	4,250,000
Price Per Unit:	99.811
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Morgan Stanley
Names of Underwriting Syndicate Members:
Barclays Capital; Credit Suisse Securities USA LLC; Morgan Stanley & Co. Inc.; RBS Securities Inc.; UBS Securities LLC; BBVA Securities Inc.; Citigroup Global Markets Inc.; Credit Agricole Securities USA Inc.; Deutsche Bank Securities Inc.; Goldman, Sachs & Co.; HSBC Securities; JP Morgan Securities; Merrill Lynch Pierce Fenner & Smith; Mitsubishi UFJ Securities USA Inc.; Mizuho Securities USA Inc.; Santander Investment Securities Inc.; US Bancorp Investments Inc.
Name of Issuer:	DirecTV Holdings
Title of Security:	DTV3 1/2 03/01/16
Date of First Offering:	3/7/2011
Dollar Amount Purchased:	249,528
Number of Shares or Par Value of Bonds Purchased:	250,000
Price Per Unit:	99.811
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	UBS Securities LLC
Names of Underwriting Syndicate Members:
UBS Securities LLC; Goldman, Sachs & Co.; Commerz Markets LLC;
DNB Nor Markets Inc.; Santander Investment Securities Inc.
Name of Issuer:	Dresser-Rand Group Inc.
Title of Security:	DRC6 1/2 05/21-19
Date of First Offering:	3/10/2011
Dollar Amount Purchased:	11,500,000
Number of Shares or Par Value of Bonds Purchased:
11,500,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	BCI
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Barclays Capital; Credit
Suisse; Goldman, Sachs & Co.; Morgan Stanley; Deutsche Bank Securities Inc.; HSBC Securities; RBC Capital Markets; UBS Securities LLC
Name of Issuer:	Intelsat Jackson Hldg
Title of Security:	INTEL 7 1/4 19-17
Date of First Offering:	3/22/2011
Dollar Amount Purchased:	609,000
Number of Shares or Par Value of Bonds Purchased:	609,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs High Yield Fund
Name of Underwriter or Dealer Purchased From:	BCI
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Barclays Capital;
Credit Suisse; Goldman, Sachs & Co.; Morgan Stanley;
Deutsche Bank Securities Inc.; HSBC Securities; RBC
Capital Markets; UBS Securities LLC
Name of Issuer:	Intelsat Jackson Hldg
Title of Security:	INTEL 7 1/4 19-17
Date of First Offering:	3/22/2011
Dollar Amount Purchased:	14,756,000
Number of Shares or Par Value of Bonds Purchased:	14,756,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:	BCI
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Barclays Capital;
Credit Suisse; Goldman, Sachs & Co.; Morgan Stanley;
Deutsche Bank Securities Inc.; HSBC Securities; RBC
Capital Markets; UBS Securities LLC
Name of Issuer:	Intelsat Jackson Hldg
Title of Security:	INTEL 7 1/4 19-17
Date of First Offering:	3/22/2011
Dollar Amount Purchased:	4,878,000
Number of Shares or Par Value of Bonds Purchased:	4,878,000
Price Per Unit:	100.000
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo Securities LLC
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan Securities;
Wells Fargo Securities LLC; Barclays Capital; BMO Capital
Markets Corp.; BNY Mellon Capital Markets LLC; Comerica
Securities; Commerz Markets LLC; Deutsche Bank Securities Inc.;
Goldman, Sachs & Co.; Janney Montgomery Scott; Morgan
Keegan & Co.; PNC Capital Markets; RBC Capital Markets;
RBS Securities Inc.; Santander Investment Securities Inc.;
SunTrust Robinson Humphrey Inc.; TD Securities USA LLC; UBS
Securities LLC
Name of Issuer:	Brandywine Oper. Partners
Title of Security:	BDN4.95 04/15/18
Date of First Offering:	3/30/2011
Dollar Amount Purchased:	618,169
Number of Shares or Par Value of Bonds Purchased:	625,000
Price Per Unit:	98.907
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo
Securities LLC
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan Securities; Wells
Fargo Securities LLC; Barclays Capital; BMO Capital Markets
Corp.; BNY Mellon Capital Markets LLC; Comerica Securities;
Commerz Markets LLC; Deutsche Bank Securities Inc.; Goldman,
Sachs & Co.; Janney Montgomery Scott; Morgan Keegan & Co.; PNC Capital Markets; RBC Capital Markets; RBS Securities Inc.; Santander Investment Securities Inc.; SunTrust Robinson Humphrey Inc.; TD Securities USA LLC; UBS Securities LLC
Name of Issuer:	Brandywine Oper. Partners
Title of Security:	BDN4.95 04/15/18
Date of First Offering:	3/30/2011
Dollar Amount Purchased:	3,263,931
Number of Shares or Par Value of Bonds Purchased:	3,300,000
Price Per Unit:	98.907
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

Name of Fund:	Goldman Sachs Investment Grade Credit Fund Fund
Name of Underwriter or Dealer Purchased From:	Wells Fargo
Securities LLC
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan Securities;
Wells Fargo Securities LLC; Barclays Capital; BMO Capital
Markets Corp.; BNY Mellon Capital Markets LLC; Comerica Securities; Commerz Markets LLC; Deutsche Bank Securities
Inc.; Goldman, Sachs & Co.; Janney Montgomery Scott; Morgan Keegan & Co.; PNC Capital Markets; RBC Capital Markets; RBS Securities Inc.; Santander Investment Securities Inc.; SunTrust Robinson Humphrey Inc.; TD Securities USA LLC; UBS Securities LLC
Name of Issuer:	Brandywine Oper. Partners
Title of Security:	BDN4.95 04/15/18
Date of First Offering:	3/30/2011
Dollar Amount Purchased:	989,070
Number of Shares or Par Value of Bonds Purchased:	1,000,000
Price Per Unit:	98.907
Resolution Approved:  	Expected to be approved at the
June 16, 2011 Board meeting.**

*Resolution adopted at the Meeting of the Board of Trustees on February 10, 2011:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended December 31, 2010 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**Resolution expected to be adopted at the Meeting of the Board of Trustees on June 16, 2011:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended March 31, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.